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Exhibit 10.36

OPTIUM CORPORATION

Notice of Grant of Stock Option

        Eitan Gertel (the "Grantee") has been granted an option (the "Option") to purchase certain shares of Optium Corporation (the "Company") common stock (the "Stock") pursuant to the Optium Corporation Stock Incentive Plan, as amended (the "Plan"), as follows:

Grant Date:	March 14, 2006
Number of Option Shares:	500,000 shares of Stock
Exercise Price (per share):	$0.48
Expiration Date:	10 years from Grant Date
Tax Status of Option:	Non-Qualified Stock Option

Vested Shares:    Except as provided in Stock Option Agreement, and provided that the Grantee's Service Relationship has not terminated prior to any applicable date set forth below, the number of Vested Shares as of each date set forth below shall be:

Vesting Date	Vested Shares
Upon grant	6.249%
Plus:
The first day of each month thereafter until December 1, 2009	2.083%

Additional Vesting Provisions:

1.
100% of any unvested Stock shall vest if either of the following occur within one year following a Change in Control (as defined in the Plan): (i) termination of the Grantee by the Company (or its successor) Without Cause (as defined in the Plan) or (ii) if the Grantee resigns because of Constructive Discharge (as defined in the Plan).

        By their signatures below, the Company and the Grantee agree that the Option is governed by this Notice and by the provisions of the Plan and the Option Agreement, both of which are attached to and made a part of this document. The Grantee acknowledges receipt of a copy of the Plan and the Stock Option Agreement, represents that the Grantee has read and is familiar with their provisions, and hereby accepts the Option subject to all of their terms and conditions. This Notice may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

OPTIUM CORPORATION

By:	/s/ EITAN GERTEL		By:	/s/ EITAN GERTEL
	Name:	Eitan Gertel		Eitan Gertel
	Title:	President/CEO
	Address:	500 Horizon Drive,		Address:
Suite 505 Chalfont, PA 18914

ATTACHMENTS:    Optium Corporation Stock Incentive Plan, as amended through the Grant Date, and the Stock Option Agreement.

OPTIUM CORPORATION

Notice of Grant of Stock Option

        Eitan Gertel (the "Grantee") has been granted an option (the "Option") to purchase certain shares of Optium Corporation (the "Company") common stock (the "Stock") pursuant to the Optium Corporation Stock Incentive Plan, as amended (the "Plan"), as follows:

Grant Date:	February 14, 2006
Number of Option Shares:	444,444 shares of Stock
Exercise Price (per share):	$0.45
Expiration Date:	10 years from Grant Date
Tax Status of Option:	Incentive Stock Option

 Vested Shares:    Except as provided in Stock Option Agreement, and provided that the Grantee's Service Relationship has not terminated prior to any applicable date set forth below, the number of Vested Shares as of each date set forth below shall be:

Vesting Date	Vested Shares
Upon grant	4.166%
Plus:
On the first day of each month thereafter until December 1, 2009	2.083%

Additional Vesting Provisions:

1.
100% of any unvested Stock shall vest if either of the following occur within one year following a Change in Control (as defined in the Plan): (i) termination of the Grantee by the Company (or its successor) Without Cause (as defined in the Plan) or (ii) if the Grantee resigns because of Constructive Discharge (as defined in the Plan).

        By their signatures below, the Company and the Grantee agree that the Option is governed by this Notice and by the provisions of the Plan and the Option Agreement, both of which are attached to and made a part of this document. The Grantee acknowledges receipt of a copy of the Plan and the Stock Option Agreement, represents that the Grantee has read and is familiar with their provisions, and hereby accepts the Option subject to all of their terms and conditions. This Notice may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

OPTIUM CORPORATION

By:	/s/ EITAN GERTEL		By:	/s/ EITAN GERTEL
	Name:	Eitan Gertel		Eitan Gertel
	Title:	President/CEO
	Address:	500 Horizon Drive,		Address:
Suite 505 Chalfont, PA 18914

ATTACHMENTS:    Optium Corporation Stock Incentive Plan, as amended through the Grant Date, and the Stock Option Agreement.

OPTIUM CORPORATION

Notice of Grant of Stock Option

        Eitan Gertel (the "Grantee") has been granted an option (the "Option") to purchase certain shares of Optium Corporation (the "Company") common stock (the "Stock") pursuant to the Optium Corporation Stock Incentive Plan, as amended (the "Plan"), as follows:

Grant Date:	February 14, 2006
Number of Option Shares:	1,055,556 shares of Stock
Exercise Price (per share):	$0.45
Expiration Date:	10 years from Grant Date
Tax Status of Option:	Non-Qualified Stock Option

 Vested Shares:    Except as provided in Stock Option Agreement, and provided that the Grantee's Service Relationship has not terminated prior to any applicable date set forth below, the number of Vested Shares as of each date set forth below shall be:

Vesting Date	Vested Shares
Upon grant	4.166%
Plus:
On the first day of each month thereafter until December 1, 2009	2.083%

Additional Vesting Provisions:

1.
100% of any unvested Stock shall vest if either of the following occur within one year following a Change in Control (as defined in the Plan): (i) termination of the Grantee by the Company (or its successor) Without Cause (as defined in the Plan) or (ii) if the Grantee resigns because of Constructive Discharge (as defined in the Plan).

        By their signatures below, the Company and the Grantee agree that the Option is governed by this Notice and by the provisions of the Plan and the Option Agreement, both of which are attached to and made a part of this document. The Grantee acknowledges receipt of a copy of the Plan and the Stock Option Agreement, represents that the Grantee has read and is familiar with their provisions, and hereby accepts the Option subject to all of their terms and conditions. This Notice may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

OPTIUM CORPORATION

By:	/s/ EITAN GERTEL		By:	/s/ EITAN GERTEL
	Name:	Eitan Gertel		Eitan Gertel
	Title:	President/CEO
	Address:	500 Horizon Drive,		Address:
Suite 505 Chalfont, PA 18914

ATTACHMENTS:    Optium Corporation Stock Incentive Plan, as amended through the Grant Date, and the Stock Option Agreement.

OPTIUM CORPORATION

Notice of Grant of Stock Option

        Eitan Gertel (the "Grantee") has been granted an option (the "Option") to purchase certain shares of Optium Corporation (the "Company") non-voting common stock (the "Stock") pursuant to the Optium, Inc. Stock Incentive Plan (the "Plan"), as follows:

Grant Date:	June 23, 2005
Number of Option Shares:	1,250,000
Exercise Price (per share):	$0.08
Expiration Date:	May 1, 2015
Tax Status of Option:	Incentive Stock Option

 Vested Shares:    Except as provided in Stock Option Agreement, and provided that the Grantee's Service Relationship has not terminated prior to any applicable date set forth below, the Shares will vest 25% on May 1, 2006 and 2.08% monthly thereafter with the final vesting occurring on May 1, 2009. Fractional shares are not exercisable until fractional shares equal a whole share. Upon Change of Control of the Corporation 100% accelerated vesting will occur.

        By their signatures below, the Company and the Grantee agree that the Option is governed by this Notice and by the provisions of the Plan and the Option Agreement, both of which are attached to and made a part of this document. The Grantee acknowledges receipt of a copy of the Plan and the Option Agreement, represents that the Grantee has read and is familiar with their provisions, and hereby accepts the Option subject to all of their terms and conditions. This Notice may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

OPTIUM, INC.

By:	/s/ EITAN GERTEL		By:	/s/ EITAN GERTEL
	Name:	Eitan Gertel		Eitan Gertel
	Title:	President
	Address:	500 Horizon Drive,		Address:
Suite # 505 Chalfont, PA 18914

ATTACHMENTS:    Optium Corporation Stock Incentive Plan, as amended through the Grant Date, and the Option Agreement.

OPTIUM CORPORATION

Amendment to Grant of Stock Option

        [Eitan Gertel] (the "Grantee") was granted an option (the "Option") to purchase certain shares of Optium Corporation (the "Company") common stock (the "Stock") pursuant to the Optium Corporation 2000 Stock Incentive Plan, as amended (the "Plan"), as follows:

Grant Date:	June 23, 2005
Number of Option Shares:	1,250,000 shares of Stock
Original Exercise Price (per share):	$0.08

        The Grantee acknowledges that the Company has informed the Grantee that the Original Exercise Price set forth above may be below the fair market value of the Stock on the Grant Date and that, as a result, pursuant to Section 409A of the Internal Revenue Code of 1986 ("Section 409A"), the Grantee may be subject to income taxes, including tax penalties, with respect to the Option in an amount greater and at a time earlier than anticipated at the time of the Option grant.

        In an attempt to mitigate the risk of the possible additional tax liability under Section 409A, the Grantee hereby acknowledges and agrees, for no additional consideration, to amend the terms of the Option by increasing the per share exercise price of the Option as follows, to the amount set forth below, which is an amount that the Company believes is the per share fair value of the Stock on the Grant Date:

Amended Exercise Price (per share):	$0.09

        The Grantee understands that this Amendment is intended only to attempt to minimize the possible tax liability under Section 409A, but does not guarantee any reduction in additional tax liability under Section 409(A) in connection with the Option, and that exercise of the Option and sale of any shares issued upon exercise will still be subject to income taxation under other sections of the Internal Revenue Code. The Grantee has been advised by the Company that the Grantee should consult his or her tax advisor prior to executing this Amendment and has had the opportunity to do so. The Grantee agrees that he or she is not relying on the Company for tax advice with respect to the Option or this Amendment.

        By their signatures below, the Company and the Grantee agree that the Option is governed by the original Notice of Grant, as amended by this Amendment, and by the provisions of the Plan and the Option Agreement (each as defined in the original Notice of Grant). The Grantee represents that the Grantee has read carefully and fully understands this Amendment, and hereby accepts all of its terms and conditions.

Company:			Grantee:
OPTIUM CORPORATION
By:	/s/ ILLEGIBLE		By:	/s/ EITAN GERTEL

Name:
Title:
	Address:	500 Horizon Drive,		Address:
Suite 505 Chalfont, PA 18914

OPTIUM CORPORATION

Notice of Grant of Stock Option

        Eitan Gertel (the "Grantee") has been granted an option (the "Option") to purchase certain shares of Optium Corporation (the "Company") non-voting common stock (the "Stock") pursuant to the Optium Corporation Stock Incentive Plan (the "Plan"), as follows:

Grant Date:	May 1, 2003
Number of Option Shares:	2,147,500 shares of Stock
Exercise Price (per share):	$0.04
Expiration Date:	May 1, 2013
Tax Status of Option:	Incentive Stock Option

Vested Shares:    Except as provided in Stock Option Agreement, and provided that the Grantee's Service Relationship has not terminated prior to any applicable date set forth below, the number of Vested Shares as of each date set forth below shall be:

Vesting Date	Vested Shares
May 1, 2003	1,029,004
Plus:
June 1, 2003 and each full month thereafter until May 1, 2005	44,739
June 1, 2005	44,760

Additional Vesting Provisions:

1.
100% of any unvested Stock shall vest if either of the following occur within one year following a Change in Control (as defined in the Plan): (i) termination of the Grantee by the Company (or its successor) Without Cause (as defined in the Plan) or (ii) if the Grantee resigns with Good Reason (as defined in the Plan).

2.
This Option shall be a reverse vesting option (i.e., the Grantee may exercise the entire grant at anytime and the exercise of any unvested portion shall result in the issuance of unvested restricted stock subject to vesting and repurchase by the Company, pursuant to an agreement with terms determined by the Company in its sole discretion to reflect the vesting provisions of this Option).

        By their signatures below, the Company and the Grantee agree that the Option is governed by this Notice and by the provisions of the Plan and the Option Agreement, both of which are attached to and made a part of this document. The Grantee acknowledges receipt of a copy of the Plan and the Option Agreement, represents that the Grantee has read and is familiar with their provisions, and hereby accepts the Option subject to all of their terms and conditions. This Notice may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

OPTIUM CORPORATION

By:	/s/ PAUL SUCHOSKI		By:	/s/ EITAN GERTEL
	Name:	Paul Suchoski		Eitan Gertel
	Title:	CEO
	Address:	2721 Discovery Drive		Address:
Suite #500 Orlando, FL 32826

ATTACHMENTS:    Optium Corporation Stock Incentive Plan, as amended through the Grant Date, and the Option Agreement

OPTIUM CORPORATION

Notice of Grant of Stock Option

        Eitan Gertel (the "Grantee") has been granted an option (the "Option") to purchase certain shares of Optium Corporation (the "Company") non-voting common stock (the "Stock") pursuant to the Optium, Inc. Stock Incentive Plan (the "Plan"), as follows:

Grant Date:	May 1, 2003
Number of Option Shares:	1,000,000 shares of Stock
Exercise Price (per share):	$0.04
Expiration Date:	May 1, 2013
Tax Status of Option:	Incentive Stock Option

Vested Shares:    Except as provided in Stock Option Agreement, and provided that the Grantee's Service Relationship has not terminated prior to any applicable date set forth below, the number of Vested Shares as of each date set forth below shall be:

Vesting Date	Vested Shares
February 1, 2004	250,000
Plus:
March 1, 2004 and each full month thereafter until January 1, 2007	20,833
February 1, 2007	20,845

        By their signatures below, the Company and the Grantee agree that the Option is governed by this Notice and by the provisions of the Plan and the Option Agreement, both of which are attached to and made a part of this document. The Grantee acknowledges receipt of a copy of the Plan and the Option Agreement, represents that the Grantee has read and is familiar with their provisions, and hereby accepts the Option subject to all of their terms and conditions. This Notice may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

OPTIUM, INC.

By:	/s/ PAUL SUCHOSKI		By:	/s/ EITAN GERTEL
	Name:	Paul Suchoski		Eitan Gertel
	Title:	CEO
	Address:	2721 Discovery Drive		Address:
Suite ##500 Orlando, FL 32826

ATTACHMENTS:    Optium Corporation Stock Incentive Plan, as amended through the Grant Date, and the Option Agreement

Additional Agreement

        All Option grants dated on or prior to April 14, 2006 held by Grantee are subject to reverse vesting (i.e., the Grantee may exercise the entire grant at any time and the exercise of the unvested portion shall result in the issuance of unvested restricted stock subject to vesting and repurchase by the Company pursuant to an agreement with terms determined by thc Company in its sole discretion to reflect the vesting provisions of the applicable Option).

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  Exhibit 10.36